                                                                   EXHIBIT 10.32

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([*]), HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                LICENSE AGREEMENT

      THIS AGREEMENT is dated as of the 1st day of September, 2004
(the "Effective Date"), between Tyho Galileo Research Laboratory, a LLC organized under the laws of New York with a principal place of business at 101 Old Short Hills Road, Suite 501, West Orange, NJ 07052 ("Galileo") and ViaCell, Inc., a corporation organized under the laws of Delaware with a principal place of business at 245 First Street, Cambridge, MA 02142 ("ViaCell").

      WHEREAS, Galileo has been engaged in research in the field of human gamete cryopreservation;

      WHEREAS, that research led to the United States patents, patent applications and other inventions listed in Exhibit A, which have been assigned to Galileo.

      WHEREAS, ViaCell is desirous of obtaining, and Galileo wishes to grant to ViaCell, an exclusive license to the Licensed Patent Rights (as defined in Section 1.5), the Technology (as defined in Section 1.13) and the Improvements (as defined in Section 1.3); and

      WHEREAS, the parties are desirous of collaborating in the Field (as defined in Section 1.2);

      NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1. "AFFILIATE" means any corporation, limited liability company or other legal entity which directly or indirectly controls, is controlled by, or is under common control with ViaCell or its successors or assigns, or any successor or assign of such an entity. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of at least fifty-one percent (51%) of the outstanding shares on a fully diluted basis or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

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      1.2. "FIELD" means human oocyte and human embryo cryopreservation with reference to use of the Materials, as described in Exhibit B, or any Improvements to the Materials.

      1.3. "IMPROVEMENTS" means all inventions, discoveries, designs, improvements and all other intellectual property rights made or perfected in the performance of, or arising out of, the Research.

      1.4. "LICENSED MEDIA" means cryopreservation media covered by, or made by a process covered by, a Valid Claim included in the Licensed Patent Rights, or which utilizes the Technology or Improvements in material part.

      1.5. "LICENSED PATENT RIGHTS" means Galileo's rights under all patents and patent applications listed in Exhibit A attached hereto, as well as all foreign counterpart patents and patent applications (including future foreign counterparts to the patents and patent applications listed in Exhibit A); any patents which issue on the applications listed in Exhibit A; all reissues, reexaminations, renewals, extensions, divisionals, continuations, and continuations-in-part of the foregoing patents and patent applications; and any foreign counterparts and any other forms of protection directed to the inventions covered by the patents or patent applications listed in Exhibit A.

      1.6. "LICENSED PRODUCT" means any product, device, service or system in the Field which is covered by, or is made by a process covered by, a Valid Claim included in the Licensed Patent Rights, or which utilizes the Technology or Improvements in material part, but excluding Licensed Media.

      1.7. "LICENSED TECHNOLOGY" means the Licensed Patent Rights, the Technology and the Improvements.

      1.8. "MATERIALS" means the CJ panel of media identified on Exhibit B attached hereto.

      1.9. "GROSS STORAGE REVENUES" means the combined amount received by ViaCell, its Affiliates and its Sublicensees from the storage of human oocytes or human embryos cryopreserved through the use of Licensed Products or Licensed Media.

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* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

      1.10. "GROSS REVENUES" means the combined amount received by ViaCell, its Affiliates and its Sublicensees from the sale to unrelated third parties of Licensed Products or Licensed Media.

Such Gross Revenue received by ViaCell may include, but not be limited to, the fees charged for hormone therapy, oocyte retrieval, oocyte cryopreservation and transportation.

Notwithstanding the foregoing, in the event a Licensed Product or Licensed Media is sold in conjunction with another active component so as to be a combination product (whether packaged together or in the same therapeutic formulation), Gross Revenues shall be calculated by multiplying the Gross Revenues of such combination product by a fraction, the numerator of which shall be the fair market value of the Licensed Product or Licensed Media as if sold separately (determined in accordance with generally accepted accounting principles), and the denominator of which shall be the aggregate fair market value of all the active components of such combination product, including the Licensed Product or Licensed Media, as if sold separately. In the event no such separate sales are made by ViaCell, its Affiliates or its Sublicensees, Gross Revenues of the combination product shall be calculated in a manner to be negotiated and agreed upon by the parties, reasonably and in good faith, prior to any sale of such combination product, which shall be based upon the respective estimated commercial values of the active components of such combination product.

      1.11. "RESEARCH" means the research and development of cryopreservation media for human gamete and human embryo cryopreservation performed pursuant to
Section 5.4 hereof, as more fully described in Exhibit C attached hereto, as such Exhibit C may be amended by mutual written consent of the parties.

      1.12. "ROYALTY TERM" means the period described in Section 5.3.

      1.13. "SUBLICENSEE" means any sublicensee of the rights granted to ViaCell hereunder other than any Affiliate of ViaCell.

      1.14. "TECHNOLOGY" means all proprietary information, know-how, procedures, methods, prototypes, designs, technical data and reports owned by or licensed to Galileo as of the Effective Date that are necessary or useful in the development of Licensed Products or Licensed

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this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

Media and which relate to the Licensed Products or Licensed Media, but which are not the subject of the Licensed Patent Rights.

      1.15. "TERRITORY" means worldwide.

      1.16. "VALID CLAIM" means (a) an issued claim of an issued patent within the Licensed Patent Rights, which has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or (iv) been abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written agreement; or (b) a claim included in a pending patent application within the Licensed Patent Rights that is being actively prosecuted in accordance with this Agreement and which has not been (i) canceled or withdrawn from consideration, (ii) finally determined to be unallowable by the applicable governmental authority (and from which no appeal is or can be taken), or (iii) abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written consent.

                                   ARTICLE 2

                                 LICENSE GRANT

      2.1 Galileo hereby grants to ViaCell an exclusive, royalty-bearing license under the Licensed Technology to research, develop, make, have made, import, have imported, use, have used, sell, have sold, offer for sale, have offered for sale, and otherwise exploit Licensed Products and Licensed Media throughout the Territory.

      2.2 This license is subject to the non-transferable, non-sublicenseable reservation of Galileo's right to make, have made, and use Licensed Products or Licensed Media for research at any clinic (Exhibit D) for which it is providing services to ViaCell.

      2.3 Sublicense Rights are granted to ViaCell to contract with a FDA approved manufacturer to produce the media for commercial use. Such manufacturer may only produce media for and sell media to ViaCell. Furthermore, such manufacturer may not directly or indirectly refer to this License Agreement with Galileo Technologies Inc. in any oral or written communication.

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this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

      2.4 Any sublicenses granted by ViaCell, including, without limitation, any nonexclusive sublicenses, shall remain in effect and be assigned to Galileo in the event this license terminates pursuant to Paragraph 8.2; provided, the financial obligations of each Sublicensee to Galileo shall be limited to the amounts that the Sublicensee shall be obligated to pay to ViaCell under the terms of the respective sublicense. In such event and subject to the preceding sentence, Galileo shall assume all the rights and obligations of ViaCell under such sublicenses.

      2.5 ViaCell shall use its commercially reasonable efforts to promote the product development and commercial launch of a Licensed Product or Licensed Media, such efforts to be commensurate with the efforts undertaken by similarly situated companies developing products of similar commercial potential.

                                   ARTICLE 3

                            TECHNOLOGY AND MATERIALS

      3.1. With respect to all Technology and Materials existing as of the Effective Date, Galileo shall disclose, transmit and deliver to ViaCell, orally, in writing or by delivery thereof, as applicable, all of such Technology and Materials on or before the expiration of one month from the Effective Date. Such communication of information and transfer shall include, but not be limited to, the delivery by Galileo to ViaCell of the patent applications for the Licensed Patent Rights, all background and back-up information, patent prosecution information, test results and other information relevant in any way to the Licensed Patent Rights, the Technology and the Materials.

                                   ARTICLE 4

                     PROSECUTION OF PATENT APPLICATIONS AND
                             PAYMENT OF PATENT COSTS

      4.1. PROSECUTION. ViaCell shall have the right, at its own expense, to prosecute and maintain in Galileo's name any and all patent applications and patents included in the Licensed Patent Rights and to file for and maintain patents in Galileo's name covering any Technology and Improvements licensed hereunder for which a patent application has not already been filed. ViaCell shall be entitled to select patent counsel for this purpose, subject to Galileo's reasonable

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Commission.

approval. Further, ViaCell shall have their patent counsel copy Galileo on all correspondence and filings relating to the prosecution of such patents in Galileo's name. Galileo agrees to fully cooperate with ViaCell in preparing, filing, prosecuting, and maintaining any such patent applications and patents, and Galileo agrees to execute any documents as shall be necessary for such purpose and not to impair in any way the patentability of such Licensed Patent Rights, Technology or Improvements.

      4.2. PROSECUTION BY GALILEO. If ViaCell declines to file, prosecute and maintain or continue the prosecution or maintenance of a patent application or patent to obtain one or more patent(s) included in the Licensed Patent Rights or covering the Technology or Improvements, then Galileo may elect to file or take over the prosecution of any such patent application, and ViaCell shall be relieved of any obligation to pay the expenses in connection with the prosecution and maintenance of any such patent or patent application.

                                   ARTICLE 5

                                    PAYMENTS

      5.1. LICENSE FEE. ViaCell shall pay Galileo a license fee of fifty thousand dollars ($50,000), which includes a $10,000 exclusivity fee, which has been previously paid, within five (5) business days of the Effective Date.

      5.2. MILESTONE PAYMENT. ViaCell shall pay to Galileo a milestone payment in connection with the commencement of commercial sales of Licensed Products or Licensed Media in the amount of twenty-four thousand dollars ($24,000). Such payment shall be paid in eight quarterly installments of three thousand dollars ($3,000) each, with the first such payment due within five (5) business days of the first commercial sale of a Licensed Product or Licensed Media and subsequent payments due on each of the next seven quarterly anniversaries of the first payment.

      5.3. ROYALTIES.

            (a) ViaCell shall pay Galileo [*] percent ([*]%) of Gross Revenues from the sale of Licensed Products and [*] percent ([*]%) of Gross Storage Revenues.

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language. Omitted portions are filed separately with the Securities and Exchange
Commission.

            (b) ViaCell shall pay to Galileo annual minimum royalties equal to thirty thousand dollars ($30,000), payable on each anniversary of the Effective Date commencing with the first anniversary of the Effective Date. The annual minimum royalties payable under this subsection (b) shall be fully creditable against royalties paid by ViaCell to Galileo pursuant to Section 5.3(a) during the year preceding the applicable anniversary of the Effective Date.

            (c) For the purpose of determining royalties payable under this Agreement, any royalties or other revenues ViaCell receives from Affiliates or Sublicensees in currencies other than U.S. dollars and any Gross Revenues denominated in currencies other than U.S. dollars shall be converted into U.S. dollars according to ViaCell's reasonable standard internal conversion procedures, including ViaCell's standard internal rates and conversion schedule.

            (d) Royalties due under this Article 5 shall be payable on a Licensed Product-by-Licensed Product or Licensed Media-by-Licensed Media and country by country basis as follows:

                  (i) with respect to Licensed Products or Licensed Media for which the manufacture or sale is not covered by a Valid Claim included in the Licensed Patent Rights, for a period of ten (10) years from the date of the first commercial sale of such Licensed Product or Licensed Media in such country.

                  (ii) with respect to Licensed Products or Licensed Media for which the manufacture or sale is covered by a Valid Claim included in the Licensed Patent Rights, until the last to expire of the Valid Claims included in the Licensed Patent Rights covering such Licensed Product or Licensed Media in such country;

                  (iii) with respect to each Licensed Product or Licensed Media, the foregoing applicable period is referred to herein as the "Royalty Term".

            (e) Except as otherwise provided in this Agreement, all royalty payments due hereunder shall be paid quarterly within sixty (60) days after the end of each calendar

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

      quarter. Each such payment shall be accompanied by a reasonably detailed statement showing the basis for the calculation of royalties accompanying each such report.

            (f) ViaCell shall make all payments required under this Agreement to Galileo, in U.S. Dollars (except as otherwise provided herein).

            (g) ViaCell and its Affiliates shall keep complete and accurate records pertaining to the sale of Licensed Products and Licensed Media in the Territory for a period of not less than three (3) years.

            (h) At the request and expense (except as provided below) of Galileo, ViaCell and its Affiliates shall permit an independent, certified public accountant appointed by Galileo and reasonably acceptable to ViaCell, at reasonable times and upon reasonable notice, to examine no more than once per year those records and all other material documents relating to or relevant to Gross Revenues or Gross Storage Revenues in the possession or control of ViaCell, its Affiliates or Sublicensees, for a period of three years after such royalties have accrued. The results of any such examination shall be made available to both parties. If, as a result of any inspection of the books and records of ViaCell, its Affiliates or Sublicensees, it is shown that ViaCell's royalty payments under this Agreement were less than the amount which should have been paid, then ViaCell shall make all payments required to eliminate any discrepancy revealed by said inspection within forty-five (45) days after Galileo's demand therefore. Furthermore, if the aggregate royalty payments ViaCell made were less than ninety percent (90%) of the amount, which should have been paid during the period in question, ViaCell shall also reimburse Galileo for the reasonable out-of-pocket cost of such inspection.

            (i) In the event that ViaCell is required to withhold and make payment of any tax to the tax or revenue authorities in any country in the Territory in connection with any payment to Galileo due to the laws of such country which payment is credited to Galileo's tax liability, such amount paid and so credited shall be deducted from the royalty or other payment to be made by ViaCell, and ViaCell shall notify Galileo and promptly furnish Galileo with copies of any tax certificate or other documentation evidencing such withholding and payment. Each party agrees to cooperate with the other

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language. Omitted portions are filed separately with the Securities and Exchange
Commission.

      party in claiming exemptions from such deductions or withholdings under any agreement or treaty in effect from time to time.

            (j) If at any time legal restrictions prevent ViaCell's prompt remittance of part or all of the royalties due with respect to any country where a Licensed Product or Licensed Media is sold or services are provided, ViaCell shall convert the amount owed to Galileo into U.S. funds and shall pay Galileo directly from ViaCell's U.S. source of funds for the amount impounded. ViaCell shall then pay all future royalties due to Galileo from ViaCell's U.S. source of funds so long as the legal restrictions of this Section still apply.

            (k) In the event that any payment ViaCell is required to make hereunder is not made within thirty (30) days after such payment was originally due, ViaCell shall pay interest on the past due amount at the rate of eight percent (8%) per annum.

      5.4.  RESEARCH BY GALILEO

            (a) For a period of two year from the Effective Date, and thereafter as the parties may mutually agree, Galileo shall perform the Research. Such Research shall be performed through the 75% time of Dr. J. Stachecki, the 20% time of Dr. Steen Willadsen, and the 20% time of Tim Schimmel (together, the "Researchers"). Galileo shall use its best efforts to ensure that the Research is performed on the schedule set forth in Exhibit D.

            (b) In the event that Dr. Stachecki, Dr. Willadsen or Mr. Schimmel become unavailable to perform the Research during the Term of this Agreement, Galileo shall use best efforts to replace such individual with scientists of equivalent qualifications, which replacement shall be reasonably acceptable to ViaCell.

            (c) During the Term of this Agreement and for one year after its termination, ViaCell agrees that it will not, without prior written consent of Galileo, solicit, hire or otherwise offer employment to any employees or consultants of Galileo.

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language. Omitted portions are filed separately with the Securities and Exchange
Commission.

            (d) ViaCell shall pay Galileo for the Research, in the amounts and on the schedule as set forth in Exhibit D. The total funding per year will be $207,000 in Year 1 and 225,000 in Year 2, payable quarterly in arrears.

            (e) Galileo shall provide reasonably detailed quarterly reports to ViaCell describing the Research performed during the preceding quarter and shall make the Researchers available at reasonable times upon prior notice to discuss the course and results of the Research with representatives of ViaCell.

            (f) In addition to the reports required pursuant to Section 5.4(c), Galileo shall disclose promptly to ViaCell all Improvements made or perfected in the performance of, or arising out of, the Research, and will maintain adequate and current written records (in the form of notes, sketches, drawings or as may otherwise be specified by ViaCell), properly corroborated, to document the conception and/or first actual reduction to practice of any Improvement. Such written records shall be made available to ViaCell at all times. All such Improvements, patent applications and patents covering such Improvements shall be the exclusive property of Galileo.

                                   ARTICLE 6

                           INFRINGEMENT BY THIRD PARTY

      6.1. Both Galileo and ViaCell agree to notify the other in writing should either party become aware of possible infringement of the Licensed Patents. ViaCell shall have the first right, but not the obligation, to initiate an action against the infringer at ViaCell's expense, either in ViaCell's name or in Galileo's name if so required by law. ViaCell shall have sole control and shall bear the cost of the action. If ViaCell does not choose to initiate an action against the infringer, it shall notify Galileo as soon as practicable, but in any event sufficiently in advance to permit Galileo to initiate such action.

      6.2. If ViaCell, its Affiliate or Sublicensee, distributor or other customer is sued by a third party charging infringement of patent rights that dominate a claim of the Licensed Patents or that cover the development, manufacture, use, distribution or sale of a Licensed Product or Licensed Media, ViaCell will promptly notify Galileo. As between the parties to this

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language. Omitted portions are filed separately with the Securities and Exchange
Commission.

Agreement, ViaCell will be entitled to control the defense in any such action(s) and shall bear the cost thereof.

      6.3. If a declaratory judgment action alleging invalidity, unenforceability or noninfringement of any of the Licensed Patent Rights is brought against ViaCell and/or Galileo or a re-examination of any of the Licensed Patent Rights is filed, ViaCell may elect to have sole control of the action, and if ViaCell so elects it shall bear all the costs of such action. ViaCell also may elect to undertake or defend any interference, opposition or similar procedure with respect to the Licensed Patents providing it bears all the costs of such action.

      6.4. In the event ViaCell institutes a legal action pursuant to Paragraphs
6.1 or 6.2, Galileo shall fully cooperate with and supply all assistance reasonably requested by ViaCell, including by using commercially reasonable efforts to have its employees testify when requested and to make available relevant records, papers, information, samples, specimens, and the like. ViaCell shall bear the reasonable expenses incurred by Galileo in providing such assistance and cooperation as is requested pursuant to this Paragraph. ViaCell shall keep Galileo reasonably informed of the progress of the legal action, and Galileo shall be entitled to representation by counsel in connection with such legal action at its own expense.

      6.5. ViaCell shall have the right to settle any claims under Section 6.1, 6.2, or 6.3, but only upon terms and conditions that are reasonably acceptable to Galileo. Should ViaCell elect to abandon such an action other than pursuant to a settlement with the alleged infringer that is reasonably acceptable to Galileo, ViaCell shall give timely notice to Galileo who, if it so desires, may continue the action at its own expenses, with the sharing of any recovery to be determined in accordance with Section 6.6.

      6.6. Any amounts paid to ViaCell by third parties as the result of such an action pursuant to Section 6.1, 6.2, 6.3 or 6.5 (such as in satisfaction of a judgment or pursuant to a settlement) shall first be applied to reimbursement of the unreimbursed expenses (including attorneys' fees and expert fees) incurred by each party. Any remainder shall be divided between the parties as follows:

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

            (a) To the extent the amount recovered reflects ViaCell's lost profits or royalties, ViaCell shall retain the remainder, less the amount of any royalties that would have been due Galileo on sales of Licensed Media and Licensed Products lost by ViaCell as a result of the infringement had ViaCell made such sales; and

            (b) To the extent the amount recovered does not reflect ViaCell's lost profits or royalties, ViaCell will be allowed to recoup any legal costs incurred. The remaining amount shall be shared by the parties

                                   ARTICLE 7

           REPRESENTATIONS, WARRANTIES, INDEMNIFICATION AND INSURANCE

      7.1. Galileo hereby covenants, represents, and warrants to ViaCell as follows:

            (a) There are no liens, mortgages, commitments, obligations and encumbrances of any kind or any nature whatsoever against the Licensed Technology other than as described in clause (b) of this Section;

            (b) There are no outstanding options, licenses or agreements of any kind relating to the Licensed Technology;

            (c) Galileo has full power to grant the rights, licenses and privileges granted herein and can perform as set forth in this Agreement without violating the terms of any agreement that Galileo has with any third party; and

            (d) No other party will acquire any rights in any inventions that would limit Galileo's ability to comply with the provisions of this Agreement.

      7.2. The parties agree that nothing in this Agreement shall be construed as:

            (a) a warranty or representation that anything made, used, sold, or otherwise disposed of hereunder is or will be free from infringement of rights of third parties; or

            (b) an obligation by Galileo to bring or prosecute actions or suits against third parties for infringement of the Licensed Technology.

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      7.3. THE PARTIES HEREBY AGREE THAT GALILEO MAKES NO EXPRESS OR IMPLIED
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LICENSED TECHNOLOGY.

      7.4. ViaCell shall indemnify, defend and hold harmless Galileo and Galileo's officers, employees, representatives and agents against any and all damages, losses or expenses suffered or paid as a result of any claims to the effect that any of the services offered by ViaCell does not perform as promised by ViaCell.

      7.5. ViaCell agrees to procure and maintain, during the Term of this Agreement and for a reasonable period thereafter, Commercial (Comprehensive) General Liability Insurance covering the use and sale of the Licensed Media and Licensed Products both internally and to third parties in an amount commensurate with the risk of such activities. Such policy shall name Galileo and its respective officers, directors, employees and agents as additional insured, and the insurance afforded to Galileo thereunder shall be primary for all purposes. All policies required by this Agreement shall be written by insurance carriers approved by and satisfactory to Galileo. Within five (5) days after the execution hereof ViaCell shall deliver to Galileo a certificate evidencing such coverage and such status of Galileo. The certificate shall provide thirty (30) days advance written notice of cancellation, non-renewal or termination be given to Galileo. By requiring insurance as provided in this Section, ViaCell does not represent that coverage and limits will be adequate to protect Galileo, its officers, directors, employees and agents, and such limits shall not be deemed as a limitation of ViaCell's liability to Galileo.

      7.6. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

                                   ARTICLE 8

                             TERMINATION OF LICENSE

      8.1. This Agreement and the rights and licenses hereunder shall be in effect beginning on the Effective Date and continue on a Licensed
Product-by-Licensed Product and Licensed Media-by-Licensed Media until the expiration of the applicable Royalty Term. Upon expiration

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of this Agreement, other than by Galileo pursuant to Section 8.2, all licenses granted hereunder shall become fully-paid, perpetual and irrevocable.

      8.2. If this Agreement is materially breached by either party, including any monetary breach, the non-breaching party may elect to give the breaching party written notice describing the alleged breach. If the breaching party has not cured such breach within sixty (60) days after receipt of such notice, the notifying party will be entitled, in addition to any other rights it may have under this Agreement, to terminate this Agreement effective immediately; provided, however, that if either party receives notification from the other of a material breach and if the party alleged to be in default notifies the other party in writing within thirty (30) days of receipt of such default notice that it disputes the asserted default, the matter will be submitted to arbitration as provided in Article 8 of this Agreement. In such event, the non-breaching party shall not have the right to terminate this Agreement until it has been determined in such arbitration proceeding that the other party materially breached this Agreement, and the breaching party fails to cure such breach within ninety (90) days after the conclusion of such arbitration proceeding.

      8.3. Termination of this Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

      8.4. Except for equitable actions such as seeking a restraining order or injunction to protect Galileo's Licensed Technology, all disputes, controversies, or claims arising out of or relating to this Agreement or a breach thereof shall be submitted to and finally resolved by binding arbitration under the rules of the American Arbitration Association ("AAA") then in effect. There shall be one arbitrator, and such arbitrator shall be chosen in accordance with AAA rules. The arbitration shall take place in New York. The arbitrator shall apply the laws of the State of New York to all issues in dispute. The findings of the arbitrator shall be final and binding on the parties, and may be entered in any court of competent jurisdiction for enforcement. Legal fees shall be awarded to the prevailing party in the arbitration.

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* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                   ARTICLE 9

                                CONFIDENTIALITY

      The parties acknowledge that the Mutual Confidential Disclosure Agreement between the parties dated as of March 12, 2004 and attached hereto as Appendix A (the "CDA") shall remain in effect according to its terms following the execution of this Agreement, except that the provision of Section 5 of the CDA regarding termination shall be deemed to refer to a termination of this Agreement, and the parties obligations in the event of termination under such
Section 5 shall arise upon termination of this Agreement in lieu of the termination events described in such Section 5.

                                   ARTICLE 10

                                  MISCELLANEOUS

      10.1. NOTICES. All notice, requests, demands and other communications hereunder shall be in English and shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents with confirmation of receipt; or (c) sent to the parties at their respective addresses indicated herein by registered or certified mail, return receipt requested and postage prepaid, or by private overnight mail courier services with confirmation of receipt. The respective addresses to be used for all such notices, demands or requests are as follows:

            (a)   If to GALILEO, to:

                  Galileo Research Laboratories, LLC
                  101 Old Short Hills Road
                  Suite 501
                  West Orange, NJ 07052
                  ATTN:  Jacques Cohen, President
                  Phone No.:  646-529-7556
                  Fax No.:  973-322-6235

Or to such other person or address as Galileo shall furnish to ViaCell in writing.

            (b)   If to VIACELL, to:

                  ViaCell, Inc.
                  245 First Street, 15th Floor
                  Cambridge, MA 02142-1292
                  ATTN:  CEO

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language. Omitted portions are filed separately with the Securities and Exchange
Commission.

                  Phone No.:  617-914-3510
                  Fax No.:  617-914-3943

                  With a copy to:

                  Marc A. Rubenstein, Esq.
                  Ropes & Gray LLP
                  One International Place
                  Boston, Massachusetts 02110
                  Phone No.: 617-951-7826
                  Fax No.: 617-951-7050

If personally delivered, such communication shall be deemed delivered upon actual receipt by the "attention" addressee or a person authorized to accept for such addressee; if transmitted by facsimile pursuant to this Section, such communication shall be deemed delivered the next business day after transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this Section, such communication shall be deemed delivered upon receipt by the "attention" addressee or a person authorized to accept for such addressee; and if sent by mail pursuant to this Section, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any party to this Agreement may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section 12.1

      10.2. SEVERABILITY. Each provision contained in this Agreement is declared to constitute a separate and distinct covenant and provision and to be severable from all other separate, distinct covenants and provisions. It is agreed that should any clause, condition or term, or any part thereof, contained in this Agreement be unenforceable or prohibited by law or by any present or future legislation then such clause, condition, term or part thereof, shall be amended, and is hereby amended, so as to be in compliance with the said legislation or law but, if such clause, condition or term, or part thereof, cannot be amended so as to be in compliance with the said legislation or law but, if such clause, condition or term, or part thereof, cannot be amended so as to be in compliance with any such legislation or law, then such clause, condition, term or part thereof is severable from this Agreement all the rest of the clauses, terms and conditions or parts thereof contained in this Agreement shall remain unimpaired.

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this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

      10.3. NO AMENDMENT. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

      10.4. GOVERNING LAW. This Agreement, the legal relations between the parties and any action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

      10.5. WAIVER. No waiver of a breach of any provision of this Agreement shall be deemed to be, or shall constitute, a waiver of a breach of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver of such breach unless otherwise expressly provided in such waiver.

      10.6. HEADINGS. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

      10.7. COUNTERPARTS/FACSIMILES. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original. Facsimile signatures shall be deemed original.

      10.8. RECITALS. The recitals to this Agreement are true and correct and are made a part of this Agreement.

      10.9. NO ENDORSEMENT. ViaCell agrees that it shall not make any form of representation or statement which would constitute an express or implied endorsement by Galileo of any Licensed Product or Licensed Media, and that it shall not authorize others to do so, without first having obtained written approval from Galileo, except as may be required by governmental law, rule or regulation. Galileo agrees, however, that ViaCell may identify Galileo as the inventor of the Licensed Patent Rights in any advertising or publicity material.

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* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

      10.10. ENTIRE AGREEMENT. Except for the CDA which shall remain in effect following the date hereof as modified by the provisions of Article 9 hereof, this Agreement sets forth the complete agreement of the parties concerning the subject matter hereof. No claimed oral agreement in respect thereto shall be considered as any part hereof. No waiver of or change in any of the terms hereof subsequent to the execution hereof claimed to have been made by any representative of either party shall have any force or effect unless in writing, signed by duly authorized representatives of the parties.

      10.11. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of any successor or assignee of Galileo. This Agreement is not assignable by ViaCell without the prior written consent of Galileo (not to be unreasonably withheld or delayed), except that ViaCell may assign this Agreement without the prior written consent of Galileo to any Affiliate or any successor of, or purchaser of a substantial part of, the assets of its business to which this Agreement pertains or services utilizing the methods within the Licensed Patent Rights. Any permitted assignee shall succeed to all of the rights and obligations of ViaCell under this Agreement.

      10.12. THIRD-PARTY TECHNOLOGY. Nothing in this Agreement will impair ViaCell's right to independently acquire, license, develop for itself, or have others develop for it, intellectual property and technology performing similar functions as the technology described in the Licensed Technology or to market and distribute products other than Licensed Products based on such other intellectual property and technology.

      10.13. FORCE MAJEURE. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, terrorist acts or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

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this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

      10.14. CONSENTS AND APPROVALS. Whenever provision is made in this Agreement for either party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld or delayed, and whenever in this Agreement provisions are made for one party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

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this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed:

                                      TYHO GALILEO RESEARCH LABORATORY

Date:  8/13/04                        By: /s/ Jacques Cohen
      ____________________________        _____________________________________

                                      Name:   Jacques Cohen
                                             __________________________________

                                      Title:  President
                                             __________________________________

Date:  8/16/04                        VIACELL, INC.
      ____________________________
                                      By: /s/ Marc Beer
                                          _____________________________________

                                      Name:   Marc Beer
                                             __________________________________

                                      Title:  CEO
                                             __________________________________

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* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A

                             LICENSED PATENT RIGHTS

Appln Serial #/                                                 Issue       Expiration
Issued Patent #                  Title                           Date          Date
----------------     -----------------------------------       --------     ----------
US Patent            Cryopreservation and cell culture         11/16/99       8/1/17
Number 5,985,538     medium comprising less than 50 mM
                     sodium ions and greater than 100 mM
                     chlorine salt

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this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B

                                    MATERIALS

                                  g/1 LITER
                                  ---------










                                    g/1 LITER
                                    ---------













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this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C

                                  RESEARCH PLAN



                               [To be finalized]


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this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D

                               GALILEO AFFILIATES

INSTITUTE OF REPRODUCTIVE MEDICINE AND SCIENCE, SAINT BARNABAS, LIVINGSTON, NJ, USA

HIGHLAND PARK IN VITRO FERTILIZATION LABORATORY, HIGHLAND PARK, IL, USA

PACIFIC INFERTILITY INSTITUTE, HONOLULU, HI, USA

LONG ISLAND IVF AND MATHER HOSPITAL, PORT JEFFERSON, NY, USA

YALE UNIVERSITY MEDICAL SCHOOL, NEW HAVEN, CT, USA

CODA LABORATORIES AND CENTER FOR REPRODUCTIVE MEDICINE (CRM), LONDON, ENGLAND

IVF ITALY, NAPLES, ITALY

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* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                   APPENDIX A

                                  VIACELL, INC.

                    MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT

      This Agreement is between ViaCell, Inc. and the undersigned party.

      In connection with a possible business relationship between the parties in the field oocyte cryopreservation, each party intends to disclose certain confidential information to the other party. The purpose of such disclosure is to enable each party (i) to evaluate the proposed business relationship and (ii) to conduct any ensuing business arrangement that is actually conducted by the parties without the benefit of a further agreement governing the treatment of confidential information.

      In consideration of each party making such confidential information available to the other party, the parties hereby agree as follows:

      1. As used in this Agreement, the term "Confidential Information" means any technical or business information furnished by one party (the "Disclosing Party") to the other party (the "Receiving Party") and/or both parties for information exchanged reciprocally ("Both Parties") in connection with the proposed business relationship, regardless of whether such information is specifically designated as confidential and regardless of whether such information is in written, oral, electronic, or other form. Such Confidential Information may include, without limitation, trade secrets, know-how, inventions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, designs, drawings, diagrams, flow charts, storyboards, business relationships, and customer and supplier information.

      2.  The Both Parties agree that they shall:

          (a) maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its directors, officers, employees, consultants, and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement;

          (b) use all Confidential Information solely for the purposes set forth in this Agreement and for no other purposes; and

          (c) allows its directors, officers, employees, consultants, and advisors to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information.

          (d) not disclose the existence of this Agreement or the discussions between the parties except as required by law.


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* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

      3. The obligations of the Receiving Party under Section 2 above shall not apply to the extent that the Receiving Party can demonstrate that certain Confidential Information:

          (a) was in the public domain prior to the time of its disclosure under this Agreement;

          (b) entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party;

          (c) was independently developed or discovered by the Receiving Party prior to the time of its disclosure under this Agreement;

          (d) is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality with respect to such Confidential Information;

          (e) is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure; or

          (f) was disclosed by the Disclosing Party without any restrictions or obligations relating to confidentiality.

      4. The Receiving Party acknowledges that the Disclosing Party (or any third party entrusting its own confidential information to the Disclosing Party) claims ownership of the Confidential Information disclosed by the Disclosing Party and all patent, copyright, trademark, trade secret, and other intellectual property rights in, or arising from, such Confidential Information. No option, license, or conveyance of such rights to the Receiving Party is granted or implied under this Agreement. If any such rights are to be granted to the Receiving Party, such grant shall be expressly set forth in a separate written instrument.

      5. Upon the termination by either party of (i) the contemplated business discussions and, if applicable, (ii) any ensuing business arrangement between the parties that is conducted without the benefit of a further agreement governing the treatment of Confidential Information, the Receiving Party shall return to the Disclosing Party all originals, copies, and summaries of documents, materials, and other tangible manifestations of Confidential Information in the possession or control of the Receiving Party. The obligations set forth in this Agreement shall remain in effect for a period of five (5) years after such termination by either party, except that the obligation of the Receiving Party to return Confidential Information to the Disclosing Party shall survive until fulfilled.

      6. Both Parties agree that during the contemplated business discussions and, if applicable, any ensuing business arrangement between the parties and for a period of two (2)

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language. Omitted portions are filed separately with the Securities and Exchange
Commission.

years after the termination or cessation of such discussions or business relationship for any reason, Both Parties shall not:

          (a) solicit, divert or take away, or attempt to divert or take away, the business or patronage of any actual or prospective clients, customers, or accounts of the Disclosing Party; and

          (b) directly or indirectly recruit, solicit, or hire any employee of the Disclosing Party, or induce or attempt to induce any employee of the Disclosing Party to discontinue his or her employment relationship with the Disclosing Party.

      7. The Receiving Party agrees that any breach of its obligations under this Agreement will cause irreparable harm to the Disclosing Party; therefore, the Disclosing Party shall have, in addition to any remedies available at law, the right to obtain equitable relief to enforce this Agreement without the need for a bond or to prove such harm.

      8. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. The parties agree that any action, suit or other legal proceeding commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and hereby consent to the jurisdiction of such court with respect to any action, suit or proceeding commenced in such court by the Company.

Acknowledged and agreed as of this day:  3/12/04


VIACELL, INC.                                 TYHO-GALILEO RESEARCH LABORATORIES

By: /s/ Chris Adams                                  By: /s/ Jacques Cohen
   ----------------------------------                  -------------------------
Name:  Christoph M. Adams, Ph.D.                     Name:
Title: Sr. V.P. Business Development                 Title:
Business Address:                                    Business Address:
      131 Clarendon Street                           101 Old Short Hills Road
      Boston, MA 02116                               Suite 501
                                                     West Orange, NJ 07052

Telephone:  617-216-9255                             Telephone:  973-334-8409
Fax:        617-247-4733                             Fax:


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* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.